CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-1 of our report dated April 1,
1997, relating to the audited financial statements of Sheffield
Acquisitions, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.








                              WEINBERG, PERSHES & COMPANY, P.A.
                              Certified Public Accountants



Boca Raton, Florida
June 19, 1997